SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                   SCHEDULE 13E-3

                Rule l3e-3 Transaction Statement     AMENDMENT NO. 1 <R/>
                    (Pursuant to Section 13(e) of the Securities
                   Exchange Act of 1934 and Rule 13e-3 Thereunder)



                               KILLEARN PROPERTIES, INC.
                                  (Name of Issuer)

                               KILLEARN PROPERTIES, INC.
                                  KILLEARN, INC.
                              KILLEARN DEVELOPMENT, INC.
                                 J.T. WILLIAMS, JR.
                                 DAVID K. WILLIAMS
                                  JOHN R. WILLIAMS
                                J.T. WILLIAMS, III
                       (Name of Persons Filing statement)


                    COMMON STOCK, PAR VALUE $.10 PER SHARE
                         (Title of Class of Securities)

                                   494125107
                      (CUSIP Number of Class of Securities)


                                 David K Williams
                           Killearn Properties, Inc.
                            385 Country Club Drive
                         Stockbridge, Georgia 30281
                            Tel: (770) 389-2020


                                     Copies to:
Phillip J. Kushner
Greenberg Traurig, P.A.
1221 Brickell Avenue
Miami, Florida 33131
(305) 579-0500

Louis Montello
Montello & Kenny
777 Brickell Avenue, Suite 1070
Miami, Florida 33131
(305) 373-0300

(Name, Address and Telephone Number of Persons Authorized to Receive Notices and Communications on Behalf of Persons Filing Statement)




This statement is filed in connection with (check the appropriate box):
a. __X__ The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b.   ____The filing of registration statement under the Securities Act of 1933.

c.   ____A tender offer.

d.   ____None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: X

                            CALCULATION OF FILING FEE
Transaction Value*                                     Amount of Filing Fee
___________________                                  ________________________
   $3,637,034.50                                              $727.41

*Assumes the purchase of 661,279 shares of Common Stock, par value $.10 per share, of Killearn Properties, Inc. at $5.50 per share.

   X Check box if any part of the fee is offset as provided by Rule 0-ll(a)(2) and identify the filing with which the offsetting fee-was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:         727.41

Form or Registration No.:       Preliminary Proxy Statement on Schedule 14A

Filing Party:                   Killearn Properties, Inc.

Date Filed:                     May 12, 1999


                                 INTRODUCTION

    This Rule 13e-3 Transaction Statement (this "Statement") relates to the solicitation of proxies by Killearn Properties, Inc., a Florida corporation ("Killearn"), in connection with a Special Meeting of its shareholders at which Killearn's shareholders will be asked to consider and vote upon a proposal to approve the Agreement and Plan of Merger (the "Merger Agreement"), dated May 10, 1999, among Killearn, Killearn Inc. ("Purchaser"), Killearn Development, Inc. ("Merger Sub"), a Georgia corporation and wholly-owned subsidiary of Purchaser, pursuant to which Killearn will be merged with and into Merger Sub.

    The cross reference sheet on the following pages, which is being supplied pursuant to General Instruction F to Schedule 13E-3, shows the location in the Preliminary Proxy Statement (the "Proxy Statement") filed by the Issuer with the Securities and Exchange Commission on the date hereof of the information required to be included in response to the items of this Statement. The information set forth in the Proxy Statement which is attached hereto as Exhibit (d), including all exhibits thereto, is hereby incorporated herein by reference, and the responses to each Item herein are qualified in their entirety by the provisions of the Proxy Statement.

                              CROSS REFERENCE SHEET
               (Pursuant to General Instruction F to Schedule 13E-3)

    All references are to portions of the Proxy Statement which are incorporated herein and made a part hereof by reference.

SCHEDULE 13E-3 ITEM
NUMBER AND CAPTION                 RESPONSE/CAPTION IN PROXY STATEMENT
____________________               __________________________________________

1.  Issuer and Class of Security
     Subject to the Transaction.

 (a).............................."SUMMARY -- The Companies"

 (b).............................."SUMMARY -- Record Date; Voting Power;
                                   Quorum"; "SUMMARY -- Market Prices for
                                   Common Stock and Dividends"; and "THE
                                   SPECIAL MEETING -- Record Date; Voting
                                   Power; Quorum"

 (c). ............................"SUMMARY -- Market Prices for Common Stock
                                   and Dividends"

 (d).............................."SUMMARY -- Market Prices for Common Stock
                                   and Dividends"

 (e)..............................*

 (f).............................."APPENDIX C - Transactions involving
                                   Killearn's Common Stock effected by the
                                   Purchaser and other Affiliates since May 1,
                                   1997"

2.  Identity and Background.

 (a) -

    (d), <R/>(g) ..........."SUMMARY -- The Companies" and "CERTAIN
                                   INFORMATION CONCERNING MERGER SUB AND THE
                                   PURCHASER AND OTHER AFFILIATES "


    (e) - (f) .....................* <R/>

3.  Past Contacts, Transactions
    or Negotiations.

 (a)  (1)........................."APPENDIX C -- Transactions involving
                                   Killearn's Common Stock effected by the
                                   Purchaser and other Affiliates since May 1,
                                   1997"

      (2)........................."SUMMARY -- Conflicts of Interest"; "SPECIAL
                                   FACTORS -- Background of the Merger"; and
                                   "SPECIAL FACTORS -- Conflicts of Interest"

 (b).............................."SUMMARY -- Conflicts of Interest"; "SPECIAL
                                   FACTORS - Background of the Merger"; and
                                   "SPECIAL FACTORS -- Conflicts of Interest"

4.  Terms of the Transaction.

 (a).............................."SUMMARY -- The Merger"; "SUMMARY -
                                   Conflicts of Interest"; "SPECIAL FACTORS -
                                   Background of the Merger"; "SPECIAL FACTORS
                                   -- Conflicts of Interest"; and "THE MERGER"

 (b).............................."SUMMARY -- The Merger"; "SUMMARY -
                                   Conflicts of Interest"; "SPECIAL FACTORS -
                                   Background of the Merger"; "SPECIAL FACTORS
                                   -- Conflicts of Interest"; and "THE MERGER"

5.  Plans or Proposals of the
    Issuer or Affiliate.

 (a).............................*

 (b).............................*

 (c)............................."SUMMARY -- The Merger"; "THE MERGER -
                                   Consequences of the Merger" and "CERTAIN
                                   INFORMATION CONCERNING MERGER SUB, THE
                                   PURCHASER AND OTHER AFFILIATES"

 (d)............................."SUMMARY -- Financing of the Merger"; "THE
                                   MERGER-- Consequences of the Merger"; and "THE MERGER -- Financing"

 (e)............................."SUMMARY -- The Merger"; and "THE MERGER -
                                   Consequences of the Merger"

 (f)............................."SUMMARY -- The Merger"; "THE MERGER -
                                   Consequences of the Merger"; and "THE MERGER
                                   -- Delisting and Deregistration of Common
                                   Stock"

 (g)............................."SUMMARY -- The Merger"; "THE MERGER -
                                   Consequences of the Merger"; and "THE MERGER
                                   -- Delisting and Preregistration of Common
                                   Stock"

6.  Source and Amount of Funds
    Other Consideration.

 (a)............................."SUMMARY -- Financing of the Merger" and
                                   "THE MERGER -- Financing"

 (b)............................."THE MERGER AGREEMENT -- Fees and Expenses"
                                   and "THE MERGER AGREEMENT -- Estimated Fees and Expenses of the Merger"

 (c)  (1)........................"SUMMARY -- Financing of the Merger" and
                                   "THE MERGER -- Financing"

      (2)........................"SUMMARY -- Financing of the Merger" and
                                   "THE MERGER -- Financing"

 (d).............................*

7.  Purpose(s), Alternatives,
    Reasons and Effects.

 (a)............................."SPECIAL FACTORS -- Background of the
                                  Merger"; "SPECIAL FACTORS -
                                  Recommendations of the Special Committee and Board of Directors"; and "SPECIAL FACTORS - Purchaser's Purpose and Reasons for the Merger"

 (b)............................."SPECIAL FACTORS -- Background of the Merger"
                                  and "SPECIAL FACTORS -- Purchaser's Purpose and Reasons for the Merger"

 (c)............................."SPECIAL FACTORS -- Background of the
                                  Merger"; "SPECIAL FACTORS -- Recommendations of the Special Committee and Board of Directors"; and "SPECIAL FACTORS - Purchaser's Purpose and Reasons for the Merger"

 (d)............................."SUMMARY"; "SPECIAL FACTORS - Recommendations
                                  of the Special Committee and Board of
                                  Directors"; "SPECIAL FACTORS - Purchaser's
                                  Purpose and Reasons for the Merger"; "SPECIAL FACTORS -- Conflicts of Interest"; "THE MERGER -- Consequences of the Merger"; "THE MERGER -- Federal Income Tax Consequences"; and "THE MERGER - Accounting Treatment"

8.  Fairness of the Transaction.

 (a).........................

    "SPECIAL FACTORS -- Background of the Merger
 ............................<R/> "SPECIAL FACTORS -- Recommendations of the
                                  Special Committee and Board of Directors";
                                  and "SPECIAL FACTORS -- Purchaser's Purpose and Reasons for the Merger"

 (b)............................."SPECIAL FACTORS -- Background of the
                                  Merger"; "SPECIAL FACTORS -- Recommendations of the Special Committee and Board of Directors"; "SPECIAL FACTORS -- Purchaser's Purpose and Reasons for the Merger"; and "SPECIAL FACTORS -- Opinion of Financial Advisor"

 (c)............................."SUMMARY -- Vote Required; Security Ownership
                                  of Management" and "THE SPECIAL MEETING -
                                  Vote Required; Security Ownership of
                                  Management"

 (d)............................."SUMMARY - Recommendations of the Board of
                                  Directors and Special Committee" and "SPECIAL FACTORS -- Recommendations of the Special Committee and Board of Directors"

 (e)............................."SUMMARY - Recommendations of the Board of
                                  Directors and Special Committee" and "SPECIAL FACTORS -Recommendations of the Special Committee and Board of Directors"

 (f).............................."SPECIAL FACTORS -- Background of the Merger"

9.  Reports, Opinions, Appraisals
    and Certain Negotiations.

 (a).............................."SUMMARY -- Opinion of Financial Advisor" and
                                  "SPECIAL FACTORS -- Opinion of Financial
                                  Advisor"

 (b).............................."SUMMARY -- Opinion of Financial Advisor" and
                                  "SPECIAL FACTORS -- Opinion of Financial
                                  Advisor"

 (c).............................."SUMMARY -- Opinion of Financial Advisor" and
                                  "SPECIAL FACTORS -- Opinion of Financial
                                  Advisor"

10.  Interest in Securities of
     the Issuer.

 (a)............................."SUMMARY -- Vote Required; Security Ownership
                                  of Management"; "SUMMARY -- Conflicts of
                                  Interest"; "SPECIAL FACTORS -- Conflicts of
                                  Interest"; "THE SPECIAL MEETING -- Vote
                                  Required; Security Ownership of Management";
                                  and "BENEFICIAL OWNERSHIP OF COMMON STOCK"

 (b)............................."APPENDIX C - Transactions involving
                                  Killearn's Common Stock effected by Purchaser and other Affiliates since May 1, 1997"

11.  Contracts, Arrangements or
     Under-standings with
     Respect to the Issuer's
     Securities................."SUMMARY -- Vote Required; Security Ownership
                                 of Management";

    "SPECIAL FACTORS -
                                 Background of the Merger"; "THE SPECIAL
                                 MEETING -- Vote Required; Security Ownership of Management "; and "THE MERGER - Financing
                                 - Cancellation of the Indebtedness"<R/>

12.  Present Intention and
     Recommendation of Certain
     Persons with Regard to the
     Transaction.

 (a)............................"SUMMARY -- Vote Required; Security Ownership
                                 of Management"; and "THE SPECIAL MEETING -
                                 Vote Required; Security Ownership
                                 Management "

 (b)............................"SUMMARY -- Recommendations of the Board of
                                 Directors and Special Committee" and "SPECIAL FACTORS -- Recommendations of the Special Committee and Board of Directors"

13.  Other Provisions of the
     Transaction.

 (a)............................"SUMMARY -- Dissenters' Appraisal Rights and
                                  "THE MERGER -- Dissenters' Appraisal Rights"

 (b)............................*

 (c)............................*

14.  Financial Information.

 (a)............................."SUMMARY FINANCIAL INFORMATION" and
                                 "DOCUMENTS INCORPORATED BY REFERENCE"

 (b)............................*

15.  Persons and Assets Employed
     Retained or Utilized.

 (a).............................."SUMMARY -- Opinion of Financial Advisor";
                                  "SUMMARY -- Conflicts of Interest"; "SUMMARY
                                  -- Financing of the Merger"; "SPECIAL FACTORS -- Opinion of Financial Advisor"; "SPECIAL FACTORS -- Conflicts of Interest"; "THE SPECIAL MEETING -- Solicitation of Proxies"; "THE MERGER -- Financing"; "THE MERGER AGREEMENT -- Fees and Expenses"; and "THE MERGER AGREEMENT -- Estimated Fees and Expenses of the Merger"

 (b).............................*

16.  Additional Information......*

 * Not applicable or answer is negative

ITEM 1.  ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

(a) The information set forth in "SUMMARY -- The Companies" of the Proxy Statement is incorporated herein by reference.

(b) The information set forth in "SUMMARY -- Record Date; Voting Power; Quorum"; "SUMMARY -- Market Prices for Common Stock and Dividends"; and "THE SPECIAL MEETING --Record Date; Voting Power; Quorum" of the Proxy Statement is incorporated herein by reference.

(c) The information set forth in "SUMMARY -- Market Prices for Common Stock and Dividends" of the Proxy Statement is incorporated herein by reference.

(d) The information set forth in "SUMMARY -- Market Prices for Common Stock and Dividends" of the Proxy Statement is incorporated herein by reference.

(e)  Not applicable.

(f) The information set forth in "APPENDIX C -- Transactions involving Killearn's Common Stock effected by Purchaser and other Affiliates since May 1, 1997" of the Proxy Statement is incorporated herein by reference.

ITEM 2.  IDENTITY AND BACKGROUND.

(a)-

    (d), <R/> (g) The information set forth in "SUMMARY -- The Companies" and "CERTAIN INFORMATION CONCERNING MERGER SUB, PURCHASER AND OTHER AFFILIATES" of the Proxy Statement is incorporated herein by reference.



    (e(-(f)  Negative. <R/>

ITEM 3.  PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

(a) (1) The information set forth in "APPENDIX C -- Transactions involving Killearn's Common Stock effected by Purchaser and other Affiliates since May 1, 1997" of the Proxy Statement is incorporated herein by reference.

     (2) The information set forth in "SUMMARY -- Conflicts of Interest"; "SPECIAL FACTORS -- Background of the Merger"; and "SPECIAL FACTORS - Conflicts of Interest" of the Proxy Statement is incorporated herein by reference.

(b) The information set forth in "SUMMARY -- Conflicts of Interest"; "SPECIAL FACTORS - Background of the Merger"; and "SPECIAL FACTORS -- Conflicts of Interest" of the Proxy Statement is incorporated herein by reference.

ITEM 4.  TERMS OF THE TRANSACTION.

(a) The information set forth in "SUMMARY -- The Merger"; "SUMMARY -- Conflicts of Interest"; "SPECIAL FACTORS -- Background of the Merger"; "SPECIAL FACTORS - Conflicts of Interest"; and "THE MERGER" of the Proxy Statement is incorporated herein by reference.

(b) The information set forth in "SUMMARY -- The Merger"; "SUMMARY --Conflicts of Interest"; "SPECIAL FACTORS -- Background of the Merger"; "SPECIAL FACTORS -- Conflicts of Interest"; and "THE MERGER" of the Proxy Statement is incorporated herein by reference.

ITEM 5.  PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

(a)  Not applicable.

(b)  Not applicable.

(c) The information set forth in "SUMMARY -- The Merger"; "THE MERGER -- Consequences of the Merger"; and "CERTAIN INFORMATION CONCERNING MERGER SUB, THE PURCHASER AND OTHER AFFILIATES" of the Proxy Statement is incorporated herein by reference.

(d) The information set forth in "SUMMARY -- Financing of the Merger"; "THE -- Consequences of the Merger"; and "THE MERGER -- Financing" of the Proxy Statement is incorporated herein by reference.

(e) The information set forth in "SUMMARY -- The Merger"; and "THE MERGER -- Consequences of the Merger" of the Proxy Statement is incorporated herein by reference.

(f) The information set forth in "SUMMARY -- The Merger"; "THE MERGER -- Consequences of the Merger"; and "THE MERGER -- Delisting and Deregistration of the Common Stock" of the Proxy Statement is incorporated herein by reference.






(g) The information set forth in "SUMMARY -- The Merger"; "THE MERGER -- Consequences of the Merger; and "THE MERGER -- Delisting and Deregistration of Common Stock" of the Proxy Statement is incorporated herein by reference.

ITEM 6.  SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

(a) The information set forth in "SUMMARY -- Financing of the Merger"; and "THE MERGER -- Financing" of the Proxy Statement is incorporated herein by reference.

(b) The information set forth in "THE MERGER AGREEMENT -- Fees and Expenses" and "THE MERGER AGREEMENT -- Estimated Fees and Expenses of the Merger" of the Proxy Statement is incorporated herein by reference.

(c) (1) The information set forth in "SUMMARY -- Financing of the Merger" and "THE MERGER -- Financing" of the Proxy Statement is incorporated herein by reference.

     (2) The information set forth in "SUMMARY -- Financing of the Merger" and "THE MERGER -- Financing" of the Proxy Statement is incorporated herein by reference.

(d)  Not applicable.

ITEM 7.  PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

(a) The information set forth in "SPECIAL FACTORS -- Background of the Merger"; "SPECIAL FACTORS -- Recommendations of the Special Committee and Board of Directors"; and "SPECIAL FACTORS -- Purchaser's Purpose and Reasons for the Merger" of the Proxy Statement is incorporated herein by reference.

(b) The information set forth in "SPECIAL FACTORS -- Background of the Merger and "SPECIAL FACTORS -- Purchaser's Purpose and Reasons for the Merger" of the Proxy Statement is incorporated herein by reference.

(c) The information set forth in "SPECIAL FACTORS -- Background of the Merger"; "SPECIAL FACTORS -- Recommendations of the Special Committee and Board of Directors"; and "SPECIAL FACTORS -- Purchaser's Purpose and Reasons for the Merger" of the Proxy Statement is incorporated herein by reference.

(d) The information set forth in "SUMMARY"; "SPECIAL FACTORS -- Recommendations of the Special Committee and Board of Directors"; "SPECIAL FACTORS - Purchaser's Purpose and Reasons for the Merger"; "SPECIAL FACTORS - Conflicts of Interest"; "THE MERGER -- Consequences of the Merger"; "THE MERGER --Federal Income Tax Consequences"; and "THE MERGER -- Accounting Treatment" of the Proxy Statement is incorporated herein by reference.

ITEM 8.  FAIRNESS OF THE TRANSACTION.

(a)  The information set forth in

    "SPECIAL FACTORS - Background of the
Merger"; <R/> Special Committee and Board of Directors"; and "SPECIAL FACTORS -- Purchaser's Purpose and Reasons for the Merger" of the Proxy Statement is incorporated herein by reference.

(b) The information set forth in "SPECIAL FACTORS -- Background of the Merger"; "SPECIAL FACTORS -- Recommendations of the Special Committee and Board of Directors"; and "SPECIAL FACTORS -- Purchaser's Purpose and Reasons for the Merger"; and "SPECIAL FACTORS -- Opinion of Financial Advisor" of the Proxy Statement is incorporated herein by reference.

(c) The information set forth in "SUMMARY -- Vote Required; Security Ownership of Management" and "THE SPECIAL MEETING -- Vote Required; Security Ownership of Management" of the Proxy Statement is incorporated herein by reference.

(d) The information set forth in "SUMMARY -- Recommendations of the Board of Directors and Special Committee" and "SPECIAL FACTORS -- Recommendations of the Special Committee and Board of Directors" of the Proxy Statement is incorporated herein by reference.

(e) The information set forth in "SUMMARY -- Recommendations of the Board of Directors and Special Committee" and "SPECIAL FACTORS -- Recommendations of the Special Committee and Board of Directors" of the Proxy Statement is incorporated herein by reference.

(f) The information set forth in "SPECIAL FACTORS - Background of the Merger" of the Proxy Statement is incorporated herein by reference.

ITEM 9.  REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

(a) The information set forth in "SUMMARY -- Opinion of Financial Advisor" and "SPECIAL FACTORS -- Opinion of Financial Advisor" of the Proxy Statement is incorporated herein by reference.

(b) The information set forth in "SUMMARY -- Opinion of Financial Advisor" and "SPECIAL FACTORS -- Opinion of Financial Advisor" of the Proxy Statement is incorporated herein by reference.

(c) The information set forth in "SUMMARY -- Opinion of Financial Advisor" and "SPECIAL FACTORS -- Opinion of Financial Advisor" of the Proxy Statement is incorporated herein by reference.

ITEM 10.  INTEREST IN SECURITIES OF THE ISSUER.

(a) The information set forth in "SUMMARY -- Vote Required; Security Ownership of Management"; "SUMMARY -- Conflicts of Interest"; "SPECIAL FACTORS -- Conflicts of Interest"; "THE SPECIAL MEETING -- Vote Required; Security Ownership of Management"; and "BENEFICIAL OWNERSHIP OF COMMON STOCK" of the Proxy Statement is incorporated herein by reference.

(b) The information set forth "APPENDIX C -- Transactions involving Killearn's Common Stock effected by Purchaser and other Affiliates since May 1, 1997" of the Proxy Statement is incorporated herein by reference.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

    The information set forth in "SUMMARY -- Vote Required; Security Ownership of Management";

    "SPECIAL FACTORS - Background of the Merger"; and "THE
SPECIAL MEETING -- Vote Required; Security Ownership of Management "and "THE MERGER - Ffinancing - Cancellation of Indebtedness " <R/> of the Proxy Statement is incorporated herein by reference.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

(a) The information set forth in "SUMMARY -- Vote Required; Security Ownership of Management"; and "THE SPECIAL MEETING -- Vote Required; Security Ownership of Management " of the Proxy Statement is incorporated herein by reference.

(b) The information set forth in "SUMMARY -- Recommendations of the Board of Directors and Special Committee" and "SPECIAL FACTORS -- Recommendations of the Special Committee and Board of Directors" of the Proxy Statement is incorporated herein by reference.

ITEM 13.  OTHER PROVISIONS OF THE TRANSACTION.

(a) The information set forth in "SUMMARY -- Dissenters' Appraisal Rights" and "THE MERGER -- Dissenters' Appraisal Rights" of the Proxy Statement is incorporated herein by reference.

(b)  Not applicable.

(c)  Not applicable.

ITEM 14.  FINANCIAL INFORMATION.

(a) The information set forth in "SUMMARY FINANCIAL INFORMATION" and "DOCUMENTS INCORPORATED BY REFERENCE" of the Proxy Statement is incorporated herein by reference.

(b)  Not applicable.

ITEM 15.  PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

(a)  The information set forth in "SUMMARY -- Opinion of Financial
Advisor"; "SUMMARY -- Conflicts of Interest"; "SUMMARY -- Financing of the Merger"; "SPECIAL FACTORS - Opinion of Financial Advisor"; "SPECIAL FACTORS - Conflicts of Interest"; "THE SPECIAL MEETING -- Solicitation of Proxies"; "THE MERGER -- Financing"; "THE MERGER AGREEMENT -- Fees and Expenses"; and "THE MERGER AGREEMENT -- Estimated Fees and Expenses of the Merger" of the Proxy Statement is incorporated herein by reference.

(b)  Negative.

ITEM 16.  ADDITIONAL INFORMATION.

 Not applicable.












                                     SIGNATURES

    After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct


    June 18, 1999 <R/>

KILLEARN PROPERTIES, INC.


By: /S/Mallory E. Horne
MALLORY E. HORNE
Chairman of the Board


KILLEARN, INC.


By: /s/ J.T. Williams, Jr.
J.T. WILLIAMS, JR.
President


KILLEARN DEVELOPMENT, INC.


By: /s/ David K. Williams
DAVID K. WILLIAMS
President


/s/ J.T. Williams, Jr.
J.T. Williams, Jr.


/s/ David K. Williams
David K. Williams


/s/ John R. Williams
John R. Williams


/s/ J.T. Williams, III
J.T. Williams, III








INDEX TO EXHIBITS
EXHIBIT
NUMBER

DESCRIPTION


(a)       Revolving Line of Credit with American Century Bank.

(b) Opinion of American Express Tax and Business Services Included as Appendix B to Exhibit (d) hereto.

(c)

    1. Agreement and Plan of Merger, dated May 10, 1999, among Killearn Properties, Inc., Killearn Development, Inc., and Killearn, Inc. included as Appendix A to Exhibit (d) hereto.
          2. Promissory Notes of Wimberly Investment Funds, L.P. in favor of Killearn, Inc., including extensions thereto.
          3. Security Agreements between Wimberly Investment Funds, L.P. and Killearn, Inc.
          4. Promissory Notes of Proactive Technologies, Inc. in favor of various creditors.
          5. Pledge Agreements between Proactive Technologies and various creditors.
          6. Agreement to Purchase Promissory Notes of Proactive Technologies, Inc. by Killearn, Inc. from various creditors.

(d)       Preliminary Proxy Statement of Killearn Properties, Inc., as amended.
<R/>

(e)       Not applicable.

(f)       Not applicable.







KILLEARN, INC.                AMERICAN CENTURY BANKING CORP.
1570 B ROCK QUARRY ROAD       2750 HIGHWAY 42 NORTH PO BOX 2130
STOCKBRIDGE, GA 30281         STOCKBRIDGE, GA 30281

Borrower's Name and Address   Lender's Name and Address

                                                 Line of Credit No. 5000667
                                                 Date March 24, 1999
                                                 Max. Credit Amt. $2,000,000.00
                                                 Loan Ref. No. 5000667

You have extended to me a line of credit in the
AMOUNT of TWO MILLION AND NO/100    $2,000,000.00
You will make loans to me from time to time until 4 PM on March 22, 2000. Although the line of credit expires on that date, I will remain obligated to perform all my duties under this agreement so long as I owe you any money advanced according to the terms of this agreement, as evidenced by any note or note I have signed promising to repay these amounts.

This line of credit is an agreement between you and me. It is not intended that any third party receive any benefit from this agreement, whether by direct payment, reliance for future payment or in any other manner. This agreement is not a letter of credit.

1.   AMOUNT: This line of credit is:
     X-OBLIGATORY: You may not refuse to make loan to me under this line of Credit unless one of the following occurs;
     a. I have borrowed the maximum amount available to me;
     b. This line of credit has expired;
     c. I have defaulted on the note (or notes) which show my indebtedness under this line of credit;
     d. I have violated any term of this line of credit or any note or other agreement entered into in connection with this line of credit:

  __ DISCRETIONARY: You may refuse to make a loan to me under this line of credit once the aggregate outstanding advances equal or exceed ______$ _____.

Subject to the obligatory or discretionary limitations above, this line of
Is:
     X OPEN-END (Business or Agricultural only): I may borrow up to the Maximum amount of principal more than one time.
     __ CLOSED-END: I may borrow up to the maximum only one time.

2. PROMISSORY NOTE: I will repay any advances made according to this line of credit agreement as set out in the promissory note, I signed on March 24, 1999, or any note(s) I sign at a later time which represent advances under this agreement. The note(s) set(s) out the terms relating to maturity, interest rate, repayment and advances. If indicated on the promissory note, the advances will be made as follows: per customers verbal or written request.

3. RELATED DOCUMENTS: I have signed the following documents in connection with this line of credit and note(s) entered into in accordance with this line of credit:
__security agreement dated _____            X DEED TO SECURE DEBT OF EVEN DATE.
__mortgage dated _______________
X guaranty dated MARCH 24, 1999

4.   REMEDIES:  If I am in default on the note(s) you may:
  a. take any action as provided in the related documents;
  b. without notice to me, terminate this line of credit, by selecting any of these remedies you do not give up your right to later use any other remedy. By deciding not to use any remedy should I default, you do not waive your right to later consider the event a default, if it happens again.

5. COSTS AND FEES: If you hire an attorney to enforce this agreement I will pay your reasonable attorney's fees, where permitted by law. I will also pay your court costs and costs of collection, where permitted by law.

6. COVENANTS: For as long as this line of credit is in effect or I owe you money for advances made in accordance with the line of credit, I will do the following:
  a. maintain books and records of my operations relating to the need for this line of credit.
  b. permit you or any of your representatives to inspect and/or copy these records;
  c. provide to you any documentation requested by you which support the reason for making any advance under this line of credit;
  d. permit you to make any advance payable to the seller (or seller and me) of any items being purchased with that advance;
  e.

7. NOTICES: All notices or other correspondence with me should be sent to my address stated above. The notice or correspondence shall be effective when deposited in the mail, first class, or delivered to me in person.

8. MISCELLANEOUS: This line of credit may not be changed except by a written agreement signed by you and me. The law of the state in which you are located will govern this agreement. Any item of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation.

FOR THE LENDER                            SIGNATURES: I AGREE TO THE TERMS OF
                                          THIS LINE OF CREDIT.  I HAVE RECEIVED
                                          A COPY ON TODAY'S DATE.

By: /s/ Guy Quinn                         By: /s/ John R. Williams
GUY QUINN                                 JOHN R WILLIAMS
President                                 Vice President